UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 16, 2005

Advanced Nutraceuticals, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-26362 (Commission File Number)	76-0642336 (IRS Employer Identification No.)

106 South University Blvd., #14 Denver, CO 80209
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (303) 722-4008

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02    Results of Operations and Financial Condition.

        The Company issued a news release on August 16, 2005, a copy of which is furnished as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure.

        The Company issued a news release on August 16, 2005, a copy of which is furnished as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

        99.1 News Release, dated August 16, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2005	ADVANCED NUTRACEUTICALS, INC. By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Senior Vice President of Finance